Second Quarter 2008
Financial Review
July 23, 2008

Forward-Looking Statements
and Non-GAAP Financial Information

The forward-looking statements, as defined in the applicable federal securities laws, being made today are subject to risks and uncertainties. TSFG’s actual results may differ materially from those set forth in such forward-looking statements.
These statements include, but are not limited to, factors that may affect TSFG’s return goals, loan growth, customer funding growth, expense control, income tax rate, expected financial results for acquisitions, noninterest income, adequacy of capital and future capital levels, factors that will affect credit quality and the net interest margin, effectiveness of hedging strategies, risks and effects of changes in interest rates, effects of future economic conditions, and market performance. Reference is made to TSFG’s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures that exclude the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.

Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses. The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of
GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

2Q08 Highlights

Fortified capital and balance sheet

Took aggressive actions to manage problem loans

Improved net interest margin

Realigned corporate organizational structure to enhance focus on strategic objectives

Initiating formal project for efficiency improvements through expense savings and revenue growth

⇧

⇧

⇩

⇧

⇧

⇧

⇧ ⇩

THE SOUTH | FINANCIAL GROUP | 4

    Favorable change                  Unfavorable change

2Q08 Financial Results

Exceeded NCOs by $16.8 million;
increased allowance to 1.85%

(9.5)

73.3

63.8

Provision for credit losses

  4.6

41.3

45.8

Pre-tax, pre-provision
operating income*

$(0.02)

$(1.6)

14.1

  4.6

  1.7

$7.5

$ Change

$(0.20)

$(0.22)

     Per diluted share*

(32.0)

(17.9)

Pre-tax operating loss*

2Q08 included $5.8 million in
preferred stock dividends

$(14.5)

$(16.1)

Operating loss available to
common shareholders*

$1.2 million for increase in loan
collection and monitoring

80.1

84.7

Operating noninterest
expenses*

Higher customer fee and mortgage
banking income

28.6

30.3

Operating noninterest
income*

$100.2

2Q08

NIM improved 17 bps to 3.24%

$92.7

Net interest income

Comments

1Q08

*    Excludes non-operating items.  Net loss available to common shareholders totaled $16.8 million, or $(0.23) per diluted share, for 2Q08 and $201.3 million, or $(2.78) per diluted share, for 1Q08.  For non-operating items, see slide 15 for non-operating noninterest income and slide 16 for non-
operating noninterest expenses.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 2Q08 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

($ in millions, except per share data)

Credit Quality Results

NPAs of 2.30% of loans HFI and foreclosed property, up slightly from
2.26% in prior quarter

NPLs of 2.10% of loans HFI, down 8 bps from 2.18% in prior quarter

NCOs $47.0 million, or 1.81% of average loans annualized, up from $25 million, or 0.98% annualized, in first quarter

Provision of $63.8 million, down from $73.3 million in prior quarter

Exceeds NCOs by $16.8 million; built reserve from 1.72% at 3/31/08 to 1.85% at 6/30/08

Coverage of NPLs increased from 0.78x at 3/31/08 to 0.87x at
6/30/08

Key drivers:

Inflow of new nonaccrual loans down 53% from elevated first quarter levels

Sold approximately $40 million in NPLs, including 3 of the largest 7

2Q08 NCOs include $16.1 million related to the sale

Successful in moving $10.5 million in commercial NPLs into OREO

Workout efforts showing results

Residential construction continues to be primary stress

Loan and Credit Quality Composition

0.84%

$71.9

$47.0

2.09%

  $219

100%

$10,476

Total Loans HFI

3.21%

   5.0

    3.8

4.51%

    28

   6%

      629

Mortgage*

1.46%

   5.7

    3.3

0.07%

      1

   7%

      729

Indirect – sales
finance

0.74%

    0.9

    0.8

0.60%

      5

   7%

      781

Home equity

2.16%

0.20%

8.47%

0.57%

0.84%

0.43%

0.98%

NAL %
of  O/S
Balance

   1.0

  33.6

  10.0

    2.9

    0.9

  $11.8

YTD Net
Charge-
offs

$25.0

    1.0

  22.3

    8.7

    2.6

    0.4

  $4.4

QTD Net
Charge-
offs

1.14%

1.95%

1.33%

0.86%

0.21%

0.43%

0.50%

30-day
past due
%

    17

  19%

   2,037

Completed
income property

     3

   6%

     575

Commercial
development

$10,276

      100

   1,550

   1,184

$ 2,891

Outstanding

Balance

    1%

  15%

  11%

  28%

% of O/S
Balance

     0

Other*

      5

Owner-occupied
CRE

  $28

C&I

  131

Residential
construction

    $222

Nonaccrual

Loans

     Total, 3/31/08

As of June 30, 2008, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans

*  Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

See page 9 of the Quarterly Financial Data Supplement for Commercial Real Estate loans by product type and by geography.  Commercial Development includes Commercial A&D and Commercial Construction.  Residential
Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.
Also, see Appendix for comparative information as of March 31, 2008.

Residential Construction by Geography

0.29%

  $1.0

  $0.8

   2.93%

$15

32%

    $499

Total SC

0.14%

$0.2

2.67%

$14

31%

$506

     Total SC, 3/31/08

1.77%

$1.2

5.48%

$17

19%

$316

     Total NC, 3/31/08

2.40%

$30.8

$20.9

13.18%

$96

47%

    $729

Total FL

2.41%

$9.8

12.80%

$103

50%

$806

     Total FL, 3/31/08

1.33%

$33.6

$22.3

   8.47%

$131

  100%

  $1,550

Overall Total

1.58%

$11.2

8.23%

  $134

$1,628

     Overall Total, 3/31/08

0.52%

  $1.7

  $0.6

   6.43%

$21

    21%

    $322

Total NC

33.19%

   5.79%

16.90%

   6.88%

NAL %
of  O/S
Balance

  10.6

    2.3

   11.5

   $6.3

YTD Net
Charge-
offs

    7.7

    2.3

     6.5

   $4.4

QTD Net
Charge-
offs

4.91%

8.47%

0.40%

1.33%

30-day

past due
%

44

17%

      259

FL residential A&D

  6

   7%

      103

FL residential
construction

       80

    $287

Outstanding

Balance

  5%

18%

% of

Resid.
Constr.

27

FL residential
condo

  $20

FL undeveloped
land

Residential Construction:

Nonaccrual

Loans

As of June 30, 2008, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans.

Home Equity Lines/Loans

SC, $343

  43.8%

FL, $277

35.6%

NC, $127

  16.3%

As of June 30, 2008, $ in millions

Originated by TSFG sales force
in-market; no broker loans

Strong FICO scores

Conservative LTV position and
usage amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $34

  4.3%

Summary Statistics

  NA

  NA

53%

WAvg Util %

70%

55%

45%

730

729

$781

Total

67%

71%

Orig WAvg
LTV %

20%

67%

2ndLien %

80%

33%

1stLien %

693

740

Jul 08 FICO

698

737

Orig FICO

$199

$582

Balance $

Loans

Lines

2008, $61

  7.8%

2007, $154

  19.7%

2006, $134

  17.1%

2004 or before

$307

  39.5%

2005, $125

15.9%

By Vintage

Total Home Equity Portfolio, $781

By Geography

2Q08	1Q08	4Q07
SIVA* Alt-A			
Balance	$267.9	$251.8	$254.9
30 - 89 DPD	0.90%	6.22%	7.52%
90+ DPD	0.69%	1.87%	1.17%
NAL %	3.04%	1.56%	1.06%
NAL $	$8.1	$3.9	$2.7
Avg. size (in 000's)	$213.5		
Lot Loans			
Balance	$266.2	$291.4	$311.4
30 - 89 DPD	2.09%	5.34%	2.92%
90+ DPD	2.00%	1.03%	0.78%
NAL %	4.07%	2.89%	1.92%
NAL $	$10.8	$8.4	$6.0
Avg. size (in 000's)	$111.5		
Construction Perm			
Balance	$95.7	$113.3	$113.8
30 - 89 DPD	5.86%	2.91%	0.38%
90+ DPD	0.00%	0.00%	0.00%
NAL %	9.85%	4.11%	2.62%
NAL $	$9.4	$4.7	$3.0
Avg. size (in 000's)	$321.0		

THE SOUTH | FINANCIAL GROUP | 9

Mortgage Portfolio

Small portion of portfolio

$629 million

6% of total loans HFI

NAL increased from $17.0 in
Q1 to $28.4 in Q2

Increases primarily from
higher risk portions

Lot Loans and
Construction Perm

Lot Loans and Construction
Perm balance declining due
to tightened underwriting
standards implemented
several quarters ago

As of June 30, 2008, $ in millions

Mortgage Portfolio = Mortgage, Consumer Lot Loans, and Construction Perm products (excludes HE Loan)

* SIVA = Stated Income Verified Assets

Balance Sheet Actions

Fortified capital position

5/08: $239 million of mandatory convertible preferred stock

5/08:  Reduced quarterly cash dividend to $0.01 per share; preserves $52 million annually in retained capital

7.94% tangible equity ratio at June 30th, above 6-6.5% TSFG targeted range

$9.63 tangible book value per share at June 30th, assuming preferred stock conversion

Manage balance sheet size

Limit loan growth during second half of 2008

Shut down indirect lending in Florida

Let existing portfolio of $484 million runoff

Projected runoff of approximately $114 million for second half of 2008

Continue relationship lending with focus on deposit balances

Shift in CRE focus to high quality income property production

Increased allowance for credit losses to 1.85% of LHI

Maintain coverage ratio on NPLs in 0.8x range

Enhance strategic focus on retail banking/deposit gathering

Elevated retail banking in corporate reorganization

6/08: Purchased 5 retail branch offices in Orlando from BankAtlantic

Limited credit exposure in investment portfolio

Includes no Fannie Mae or Freddie Mac common or preferred stock

Capital Position

Capital in Excess of Well
Capitalized Minimum

$742

$269

$675

$989

$474

$923

$403

Pre-tax $
assuming
35% tax rate

5%

10%

6%

5%

10%

6%

TSFG target
6-6.5%

Well
Capitalized
Minimum

8.61%

11.48%

9.71%

9.81%

12.59%

11.05%

7.94%

6/30/08
Actual*

$175

Total risk-based

$482

Leverage

CAROLINA FIRST BANK

$439

Tier 1 risk-based

$308

Total risk-based

$643

Leverage

$600

Tier 1 risk-based

$262

Tangible equity to tangible
assets

THE SOUTH FINANCIAL GROUP

After-tax $

($ in millions)

*   Estimated

** Assuming preferred stock conversion

Excess Loss Absorption – Next 12 Months

   554

     55

     Capital associated with losses ($554 at 10%)

$609

     40

     63

  182

$269

Pre-tax $
assuming 35%
tax rate

Excess cash at TSFG (parent company)4

Pre-tax, pre-provision operating income for 4 qtrs2

     Estimated loss absorption potential5

Allowance for credit losses in excess of 1.25% of LHI3

Capital in excess of “Well Capitalized” minimum1

CAROLINA FIRST BANK: Total Risk-Based

($ in millions)

Notes:

1   Per previous slide

2   Based on average pre-tax, pre-provision operating income for the last 6 quarters of $45.4 million.  Assumes income would be available to absorb losses incurred over the next 12 months.  Also, excludes losses recognized in 1H08 totaling approximately
    $71.9 million for net loan charge-offs.

3   Based on June 30, 2008 allowance for credit losses of 1.85%

4   Assumes no CFB to TSFG dividend and coverage of preferred dividends, common dividends, and debt service requirements through December 31, 2010.

5   Does not include any shrinkage of the balance sheet over next 12 months.

Net Interest Income and Margin

0.10

      5.1

Balance sheet management

   3.24%

$101.5

SECOND QUARTER 2008

0.03

      1.0

Decrease in nonaccrual interest reversals

0.04

       1.2

New preferred stock issuance - $239 million, net

Estimated impact from:

  $94.2

Net

Interest
Income (FTE)

   3.07%

FIRST QUARTER 2008

Net

Interest
Margin

($ in millions)

2H08 HEADWIND:  Expect pressure on customer funding and wholesale borrowing pricing

Customer Funding

(1.1)%

(80)

7,576

7,496

     Customer deposits

(14.9)%

(94)

631

537

Customer sweep accounts

Customer deposits:

(2.1)%

(11.9)%

2.5%

(4.8)%

0.2%

LQ %
Change

(77)

1,618

1,541

   Commercial

                16

645

661

   Public funds

(31)

260

229

   Other

$(174)

$8,207

$8,033

Total customer funding

             $12

$ Change

$5,053

3/31/08
Balance

$5,065

6/30/08

Balance

   Retail

($ in millions)

Customer funding reflects total deposits excluding brokered deposits plus customer sweeps.

Noninterest Income

Non-operating items:

  n/m

0.2

--

0.2

Gain on certain derivative activities

  (5.6)

(0.1)

0.9

0.8

Merchant processing income, net

  (7.5)

(0.3)

3.2

2.9

Bank-owned life insurance

  n/m

(1.9)

1.9

--

Gain on Visa IPO share redemption

     4.1%

     $ 1.3

   $30.9

   $32.2

   Total noninterest income

  n/m

  5.9

22.5

25.1

  1.0

  5.6%

% Change

0.1

7.0

7.1

Wealth management income

0.4

1.5

1.9

Mortgage banking income

0.6

2.4

3.0

Other

1.7

      28.6

      30.3

   Operating noninterest income

1.5

0.4

1.9

Gain on securities

    $ 0.8

$ Change

   $13.6

1Q08

   $14.4

2Q08

Customer fee income

($ in millions)

Noninterest Expenses

Non-operating items:

10.5

    0.2

              2.5

2.7

Advertising and business development

n/m

    0.9

(0.9)

--

Visa-related litigation

n/m

$(180.6)

  $268.2

$87.6

   Total noninterest expenses

n/m

n/m

n/m

n/m

         5.8%

         5.9

14.3

   123.4

       2.5%

% Change

(188.4)

188.4

--

Goodwill impairment

    1.2

1.0

2.1

2.5

2.2

Loan collection and monitoring

    0.3

2.4

FDIC insurance

    1.8

    30.4

      32.2

Other

    4.6

    80.1

      84.7

   Operating noninterest expenses

    (0.6)

0.5

      (0.1)

(Gain) loss on early extinguishment of
debt

    0.7

--

0.7

BankAtlantic conversion costs

    2.3

--

2.3

Employment contract buyout and
severance

       $1.1

$ Change

  $44.1

1Q08

   $45.2

2Q08

Salaries and employee benefits

($ in millions)

Organizational Structure

OPERATING COUNCIL

Chris Holmes

Chief Retail
Banking Officer

Lynn Harton

Chief Commercial
Banking Officer

James Gordon

Chief Financial
Officer

Mack Whittle

Chairman, President & CEO

Rob Edwards

Chief Risk Officer

Board Risk

Committee

Other Direct Reports to
Mack Whittle:

Jim Terry

Workout Team

William Crawford

General Counsel

Keith Williamson

General Auditor

Board Audit

Committee

APPENDIX

Comparative Information
as of 3/31/08

Loan and Credit Quality Composition, 3/31/08

1.14%

$25.0

2.16%

  $222

100%

$10,276

Total Loans HFI

6.43%

    1.2

2.59%

    17

   6%

      657

Mortgage*

1.20%

    2.4

0.12%

      1

   7%

      711

Indirect – sales
finance

1.26%

    0.1

0.53%

      4

   7%

      754

Home equity

0.06%

8.23%

3.50%

0.93%

0.57%

0.80%

NAL % of
O/S
Balance**

    0.3

  11.2

    1.3

    0.3

    0.6

  $7.6

QTD Net
Charge-
offs

1.58%

1.58%

1.93%

0.20%

0.26%

0.39%

30-day
past due
%

    18

  19%

   1,972

Completed
income property

     20

   6%

     557

Commercial
development

      101

   1,628

   1,107

$ 2,789

Outstanding

Balance

    1%

  16%

  11%

  27%

% of O/S
Balance

     0

Other*

      6

Owner-occupied
CRE

  $22

C&I

  134

Residential
construction

Nonaccrual

Loans**

As of March 31, 2008, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans

*   Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

** Reflects the reclassification of Construction Perm loans from C&I to Mortgage.

Residential Construction by Geography, 3/31/08

0.14%

  $0.2

   2.67%

$14

     31%

    $506

Total SC

2.41%

  $9.8

12.80%

  $103

     50%

    $806

Total FL

1.77%

  $1.2

   5.48%

  $17

     19%

    $316

Total NC

1.58%

$11.2

   8.23%

$134

   100%

  $1,628

Overall Total

37.11%

   5.05%

13.06%

   5.46%

NAL % of
O/S Balance

    3.0

    --

     4.9

   $1.9

Net
Charge-
offs

3.33%

4.46%

2.74%

1.07%

30-day
past due
%

    38

    18%

      292

FL residential A&D

     5

      6%

       97

FL residential
construction

     118

    $299

Outstanding

Balance

      7%

    19%

% of

Resid.
Constr.

   44

FL residential
condo

      $16

FL undeveloped
land

Residential Construction:

Nonaccrual

Loans

As of March 31, 2008, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans

THE SOUTH
FINANCIAL | GROUP

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 7/22/08